[LOGO] Merrill Lynch Investment Managers

Annual Report
July 31, 2001

Merrill Lynch
Natural
Resources
Trust

www.mlim.ml.com

MERRILL LYNCH NATURAL RESOURCES TRUST

DEAR SHAREHOLDER

Fiscal Year in Review

For the fiscal year ended July 31, 2001, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class D Shares had total returns of +14.10%, +12.94%, +12.92% and +13.82%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.) This compares to the +4.74% return of the Lipper Natural Resources Funds Average for the same period.

Our focus on energy companies exposed to natural gas production and drilling in North America accounted for much of the strong absolute and relative performance during the first half of the fiscal year, although these same equities have been subject to profit taking in recent months. We believe that the recent selling of energy stocks is short-sighted, as the decline from record high prices has been primarily driven by a collapse in demand because of recessionary industrial conditions, and not because of a dramatic increase in supply from record gas drilling activity. In fact, at the end of the second quarter, natural gas production rose less than 2% despite a recent peak of 1,000 drilling rigs directed for exploration and development of natural gas reserves. We believe that any pickup in industrial activity will again lead to a rebound in natural gas prices, and that capacity constraints will exist until new supplies are brought into production from the deepwater Gulf of Mexico, offshore eastern Canada, and from supplies located in the McKenzie Delta in Canada's Northwest Territories.

While the Trust's fiscal year performance was strong relative to the Lipper Natural Resources Funds Average, the Trust's performance year to date is in the median of its peers and down in absolute terms. We were concerned about the seasonally weak natural gas demand during the late spring and early summer, as well as the impact of fuel switching from natural gas to residual oil for industrial and electrical generation uses. However, natural gas and oil service equities declined precipitously when injections into storage exceeded 100 billion cubic feet for eleven weeks from late April into mid-July 2001. In retrospect, the early mild summer temperatures masked the dramatic decline in natural gas demand for industrial uses. The resulting decline in gas prices and slowing rig activity resulted in a sharp sell off in energy sector equities from late May into early July 2001. We believe that this selling pressure was intensified by sales from growth and momentum style investors that had bought energy equities when technology and telecom investments soured in late 2000 and early 2001. This selling saw energy investments drop to price levels not seen since early 1999 despite oil and gas prices remaining above $25 per barrel and $3 per thousand cubic feet, both considered robust levels by traditional energy analysts. Because of our earlier concerns about the seasonally weak demand months in spring, we allowed cash levels to rise to nearly 15% of assets. This was the highest cash position we have carried since the Asian economic crisis of late 1997 and early 1998. The higher cash reserves modestly mitigated the effect of the decline in the value of energy equities, but did not offset our exposure to the particularly hard-hit oil services and independent producer groups. We intend to continue to carry relatively high cash levels temporarily, as we believe there is a risk that natural gas prices could fall below $2 per thousand cubic feet for a short period of time. This would happen if natural gas storage would reach full capacity significantly in advance of the onset of winter heating demand. In this event, we would use any weakness in the natural gas sector to opportunistically add to our current, or initiate, new holdings.

Portfolio Matters

We continued our strategy of first identifying commodity sectors with rising capacity utilization trends, then selecting attractively valued companies within favored sectors. The successful implementation of this strategy has enabled the Trust to deliver improved results compared to its peer group during the past three years. We increased the Trust's energy

Merrill Lynch Natural Resources Trust                              July 31, 2001

investments to about 90% of assets early through the first half of the fiscal year ended July 31, 2001. This enabled the Trust to capture the outstanding gains in oil service and gas production companies coincident with the cold winter and the California electrical power crisis.

The Trust also benefited from our exposure to gas-exposed Canadian energy companies that were subject to consolidation activity. Significant Trust holdings that were acquired included Genesis Exploration Ltd. and Gulf Canada Resources Limited, as well as smaller holdings in Petromet Resources, Cypress Energy Inc., Chieftain International, Inc. and Velvet Exploration Ltd. We believe that consolidation activity will continue in the oil patch, as many mature producers will find it increasingly difficult to replace production from conventional drilling because of their exposure to mature basins and accelerating field rates of depletion. To take advantage of this trend, we have been focusing on investments in independent oil companies that have properties that will provide a buyer with the potential to develop assets with profitable, long-term volume growth. Gulf Canada Resources Limited and Triton Energy Limited were two companies that fit this profile, and they have already been subject to mergers by Conoco Inc. and Amerada Hess Corporation, respectively. We have initiated a new holding in PanCanadian Petroleum Ltd., as we believe that this low-cost producer of oil and gas provides similar profitable growth in the near term, yet also has upside potential in its assets offshore eastern Canada, in the North Sea and in the Gulf of Mexico. While we have a strong portfolio of independent oil companies in the Trust, our near-term challenge will be replacing our recently acquired holdings with companies with similar high-quality asset profiles.

We continue to believe that selected energy investments offer the potential for attractive returns, especially given the declines that occurred in the sector during the last two months of the fiscal year ended July 31, 2001. Positive factors working in favor sustained higher prices include greater cohesion among members of the Organization of Petroleum Producers. In addition, we believe that the lack of a significant production response will support natural gas prices significantly higher than the past two decades. Many investors chased natural gas investments when prices ran up to the unsustainably high $10 per thousand cubic feet level in January, only to sell these investments as the price came back down to the $3 per thousand cubic feet range. However, the industry is making healthy investment returns at current price levels, and price spikes above this level are probable once industrial activity recovers from the current recessionary conditions.

The declines in many energy sector investments have returned share prices of selected oil service and production companies back to levels last seen in 1999 when oil prices were below $15 per barrel and natural gas traded at less than $2 per thousand cubic feet. With current oil and gas prices at significantly higher prices, we believe that stocks are discounting a worst case scenario. We expect the energy group to be volatile, and natural gas prices could drop below $2 per thousand cubic feet if storage basins are filled significantly in advance of the winter heating season. However, we will be using that opportunity to deploy our cash reserves given our positive longer-term outlook for the oil service and oil and gas production companies.

In Conclusion

We appreciate your investment in Merrill Lynch Natural Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/   Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

September 6, 2001


2
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Merrill Lynch Natural Resources Trust                              July 31, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                               Ten Years/
                                                  6-Month       12-Month     Since Inception
As of July 31, 2001                            Total Return   Total Return    Total Return
============================================================================================
ML Natural Resources Trust Class A Shares          -3.86%        +14.10%         +71.37%
--------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares          -4.35         +12.94          +54.41
--------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares          -4.36         +12.92          +35.71
--------------------------------------------------------------------------------------------
ML Natural Resources Trust Class D Shares          -3.97         +13.82          +43.29
============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Trust's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


3
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Merrill Lynch Natural Resources Trust                              July 31, 2001

PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

ML Natural Resources Trust's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lipper Gold Funds Group Average and the Lipper Natural Resources Funds Group Average. Values are from July 1991 to July 2001:

                                    7/91             7/92              7/93             7/94              7/95             7/96
ML Natural Resources Trust+--
Class A Shares*                     $ 9,475          $ 9,632           $ 9,627          $10,945           $11,717          $12,226
ML Natural Resources Trust+--
Class B Shares*                     $10,000          $10,053           $ 9,950          $11,196           $11,862          $12,249
Lipper Gold Funds Group
Average++                           $10,000          $ 9,446           $14,050          $12,696           $13,295          $15,272
Lipper Natural Resources
Funds Group Average+++              $10,000          $ 9,892           $11,845          $11,906           $12,808          $15,178

                                    7/97             7/98              7/99             7/00              7/01
ML Natural Resources Trust+--
Class A Shares*                     $14,421          $10,527           $12,939          $14,230           $16,236
ML Natural Resources Trust+--
Class B Shares*                     $14,297          $10,328           $12,565          $13,671           $15,440
Lipper Gold Funds Group
Average++                           $11,553          $ 7,229           $ 7,029          $ 6,275           $ 7,090
Lipper Natural Resources
Funds Group Average+++              $19,970          $15,551           $18,107          $19,666           $21,430

ML Natural Resources Trust's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Lipper Gold Funds Group Average and the Lipper Natural Resources Funds Group Average. Values are from October 21, 1994 to July 2001:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Natural Resources Trust+--
Class C Shares*                     $10,000          $10,426           $10,760          $12,564           $ 9,074          $11,041
ML Natural Resources Trust+--
Class D Shares*                     $ 9,475          $ 9,942           $10,346          $12,173           $ 8,868          $10,869
Lipper Gold Funds Group
Average++                           $10,000          $ 9,724           $11,075          $ 8,358           $ 5,229          $ 5,068
Lipper Natural Resources
Funds Group Average+++              $10,000          $10,349           $12,158          $15,748           $12,173          $14,175

                                    7/00             7/01
ML Natural Resources Trust+--
Class C Shares*                     $12,018          $13,571
ML Natural Resources Trust+--
Class D Shares*                     $11,929          $13,578
Lipper Gold Funds Group
Average++                           $ 4,928          $ 5,568
Lipper Natural Resources
Funds Group Average+++              $15,347          $16,724

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
 ++ The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
+++ The Lipper Natural Resources Funds Group Average is an index of all US mutual funds classified as natural resource-related funds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Merrill Lynch Natural Resources Trust                              July 31, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/01                               +10.80%           +4.98%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                             + 5.62            +4.49
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                              + 6.40            +5.82
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/01                               + 9.68%           +5.68%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                             + 4.52            +4.19
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                              + 5.30            +5.30
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return        % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/01                               + 9.68%           +8.68%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                             + 4.54            +4.54
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/01                                      + 5.07            +5.07
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/01                               +10.54%           +4.73%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                             + 5.36            +4.23
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/01                                      + 5.91            +5.06
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Natural Resources Trust                              July 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                         Shares                                                                                 Percent of
Industries                Held      Common Stocks                                                    Value      Net Assets
==========================================================================================================================
Aluminum                   24,900   Alcan Aluminium Ltd.                                         $    933,999         0.8%
                           31,900   Alcoa Inc.                                                      1,251,437         1.0
                                                                                                 ------------       ------
                                                                                                    2,185,436         1.8
==========================================================================================================================
Canadian                   47,000   Alberta Energy Company Ltd.                                     1,872,743         1.5
Independents               85,400  +Anderson Exploration Ltd.                                       1,550,543         1.2
                          158,500  +Baytex Energy Ltd.                                              1,011,106         0.8
                          134,350  +Canadian Hunter Exploration Ltd.                                2,988,681         2.4
                           44,000  +Canadian Natural Resources Ltd.                                 1,302,669         1.1
                           80,900   Nexen Inc.                                                      2,098,721         1.7
                           93,000   PanCanadian Petroleum Ltd.                                      2,610,377         2.1
                           34,700  +Southward Energy Ltd.                                             160,060         0.1
                           46,400   Suncor Energy, Inc.                                             1,268,684         1.0
                           48,100  +Talisman Energy Inc.                                            1,898,635         1.5
                            9,100    Talisman Energy Inc.                                             357,721         0.3
                                                                                                 ------------       ------
                                                                                                   17,119,940        13.7
==========================================================================================================================
Chemicals                  28,500   Celanese AG                                                       600,780         0.5
==========================================================================================================================
Coal                       23,000   CONSOL Energy Inc.                                                558,210         0.4
                           21,000   Massey Energy Company                                             360,780         0.3
                                                                                                 ------------       ------
                                                                                                      918,990         0.7
==========================================================================================================================
Energy--Alternative        53,600  +Millennium Cell Inc.                                              389,136         0.3
Sources
==========================================================================================================================
Independent Power          28,000   Allegheny Energy, Inc.                                          1,207,360         1.0
Producers                  17,700   Constellation Energy Group                                        521,088         0.4
                                                                                                 ------------       ------
                                                                                                    1,728,448         1.4
==========================================================================================================================
Integrated Oil             30,900   Amerada Hess Corporation                                        2,387,952         1.9
Companies                  44,000   Chevron Corporation                                             4,021,160         3.2
                           33,100  +Conoco Inc. (Class B)                                           1,026,100         0.8
                            8,200   ENI SpA (ADR) (a)                                                 501,840         0.4
                           70,428   Exxon Mobil Corporation                                         2,941,073         2.4
                           39,822   Kerr-McGee Corporation                                          2,515,954         2.0
                           50,700   Murphy Oil Corporation                                          3,881,085         3.1
                           17,000   Phillips Petroleum Company                                        970,530         0.8
                           15,200   Royal Dutch Petroleum Company (NY Registered Shares)              881,600         0.7
                           23,750   Texaco Inc.                                                     1,644,688         1.3
                           50,600   USX-Marathon Group                                              1,501,302         1.2
                                                                                                 ------------       ------
                                                                                                   22,273,284        17.8
==========================================================================================================================
Metals & Mining         2,174,909   M.I.M. Holdings Limited                                         1,246,764         1.0
                           82,950  +Stillwater Mining Company                                       2,140,110         1.7
                          143,000   WMC Limited                                                       626,997         0.5
                                                                                                 ------------       ------
                                                                                                    4,013,871         3.2
==========================================================================================================================
Offshore/Land             411,100  +Drillers Technology Corp.                                         403,461         0.3
Drilling                   96,450  +Drillers Technology Corp. (Warrants) (b)                           15,776         0.0
                           52,000   ENSCO International Incorporated                                1,075,880         0.9
                           50,400  +Enserco Energy Service Company Inc.                               544,098         0.4
                          131,400   Ensign Resource Service Group, Inc.                             1,199,313         1.0
                           80,000  +Global Marine Inc.                                              1,382,400         1.1
                           38,100   Helmerich & Payne, Inc.                                         1,187,196         0.9
                           39,000  +Nabors Industries, Inc.                                         1,142,700         0.9

Merrill Lynch Natural Resources Trust                              July 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                         Shares                                                                                 Percent of
Industries                Held      Common Stocks                                                    Value      Net Assets
==========================================================================================================================
Offshore/Land              67,600  +Patterson-UTI Energy, Inc.                                   $  1,200,576         1.0%
Drilling                   39,800  +Precision Drilling Corporation                                  1,133,795         0.9
(concluded)                43,000   Santa Fe International Corporation                              1,285,700         1.0
                           37,750   Transocean Sedco Forex Inc.                                     1,218,947         1.0
                                                                                                 ------------       ------
                                                                                                   11,789,842         9.4
==========================================================================================================================
Oil & Gas Producers        23,000   Anadarko Petroleum Corporation                                  1,306,400         1.0
                           44,700   Apache Corporation                                              2,322,165         1.9
                           20,297   Burlington Resources Inc.                                         877,845         0.7
                           37,500  +CNOOC Limited (ADR) (a)                                           774,375         0.6
                           35,600   Cabot Oil & Gas Corporation (Class A)                             893,560         0.7
                           26,650  +Chieftain International, Inc.                                     771,784         0.6
                           47,200   Devon Energy Corporation                                        2,558,712         2.1
                           77,900   EOG Resources, Inc.                                             2,753,765         2.2
                          103,700  +Gulf Indonesia Resources Ltd.                                   1,171,810         0.9
                           39,900   Noble Affiliates, Inc.                                          1,447,173         1.2
                           53,000  +Noble Drilling Corporation                                      1,626,570         1.3
                           43,000   Occidental Petroleum Corporation                                1,188,520         1.0
                           72,000   Ocean Energy Inc.                                               1,414,080         1.1
                           30,500  +Pioneer Natural Resources Company                                 518,195         0.4
                           43,800   Pogo Producing Company                                          1,084,488         0.9
                           34,500  +Pride International, Inc.                                         535,440         0.4
                           32,000  +Triton Energy Limited                                           1,432,960         1.2
                           36,000   Unocal Corporation                                              1,288,080         1.0
                                                                                                 ------------       ------
                                                                                                   23,965,922        19.2
==========================================================================================================================
Oil Services               93,000  +BJ Services Company                                             2,345,460         1.9
                           56,000   Baker Hughes Incorporated                                       1,992,480         1.6
                           25,100   Coflexip SA (ADR) (a)                                           1,995,450         1.6
                           25,100  +Cooper Cameron Corporation                                      1,277,841         1.0
                           69,700  +FMC Technologies, Inc.                                          1,259,479         1.0
                           54,500  +Grant Prideco, Inc.                                               739,565         0.6
                           54,000  +National-Oilwell, Inc.                                          1,026,000         0.8
                           60,800  +Oil States International, Inc.                                    507,680         0.4
                          153,200   Saipem SpA                                                        844,515         0.6
                           23,000   Schlumberger Limited                                            1,236,250         1.0
                           15,900  +Smith International, Inc.                                         864,960         0.7
                           64,900  +Stolt Offshore, SA                                                731,504         0.6
                          101,000  +Tesco Corporation                                                 991,233         0.8
                           73,525  +Weatherford International, Inc.                                 3,099,079         2.5
                                                                                                 ------------       ------
                                                                                                   18,911,496        15.1
==========================================================================================================================
Paper Products            126,000   Sappi Limited (ADR) (a)                                         1,168,020         0.9
==========================================================================================================================
Pipelines                  11,773   El Paso Corporation                                               609,253         0.5
                           44,000   Equitable Resources, Inc.                                       1,577,400         1.3
                           37,000   The Williams Companies, Inc.                                    1,239,500         1.0
                                                                                                 ------------       ------
                                                                                                    3,426,153         2.8
==========================================================================================================================
Refining                   12,000   Sunoco, Inc.                                                      414,960         0.3
==========================================================================================================================
                                    Total Common Stocks (Cost--$95,899,265)                       108,906,278        87.1
==========================================================================================================================

Merrill Lynch Natural Resources Trust                              July 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                          Face                                                                                  Percent of
                         Amount     Short-Term Securities                                            Value      Net Assets
==========================================================================================================================
Repurchase             $4,103,000   UBS Warburg Corp. LLC, purchased on 7/31/2001 to yield
Agreements*                         3.85% to 8/01/2001                                           $  4,103,000         3.2%
==========================================================================================================================
US Government           5,000,000   Fannie Mae, 3.57% due 9/13/2001                                 4,978,183         4.0
Agency Obligations**    2,000,000   Federal Farm Credit Bank, 3.62% due 9/13/2001                   1,991,151         1.6
                        5,000,000   Federal Home Loan Mortgage Corporation, 3.64% due 8/30/2001     4,984,833         4.0
==========================================================================================================================
                                    Total Short-Term Securities (Cost--$16,057,167)                16,057,167        12.8
==========================================================================================================================
Total Investments (Cost--$111,956,432)                                                            124,963,445        99.9

Other Assets Less Liabilities                                                                         136,642         0.1
                                                                                                 ------------       ------
Net Assets                                                                                       $125,100,087       100.0%
                                                                                                 ============       ======
==========================================================================================================================

(a)   American Depositary Receipts (ADR).
(b) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
 ** US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
  +   Non-income producing security.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2001

Assets:            Investments, at value (identified cost--$111,956,432) .......................                $124,963,445
                   Cash ........................................................................                         643
                   Receivables:
                     Securities sold ...........................................................   $  704,240
                     Beneficial interest sold ..................................................      125,577
                     Dividends .................................................................       30,138        859,955
                                                                                                   ----------
                   Prepaid registration fees and other assets ..................................                      38,660
                                                                                                                ------------
                   Total assets ................................................................                 125,862,703
                                                                                                                ------------
============================================================================================================================
Liabilities:       Payables:
                     Securities purchased ......................................................      372,296
                     Beneficial interest redeemed ..............................................      191,053
                     Investment adviser ........................................................       65,309
                     Distributor ...............................................................       51,897        680,555
                                                                                                   ----------
                   Accrued expenses and other liabilities ......................................                      82,061
                                                                                                                ------------
                   Total liabilities ...........................................................                     762,616
                                                                                                                ------------
============================================================================================================================
Net Assets:        Net assets ..................................................................                $125,100,087
                                                                                                                ============
============================================================================================================================
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:        of shares authorized ........................................................                $    109,705
                   Class B Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ........................................................                     185,770
                   Class C Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ........................................................                      47,920
                   Class D Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ........................................................                     306,101
                   Paid-in capital in excess of par ............................................                 122,447,345
                   Accumulated distributions in excess of realized capital gains on investments
                   and foreign currency transactions--net ......................................                 (11,003,607)
                   Unrealized appreciation on investments and foreign currency
                   transactions--net ...........................................................                  13,006,853
                                                                                                                ------------
                   Net assets ..................................................................                $125,100,087
                                                                                                                ============
============================================================================================================================
Net Asset Value:   Class A--Based on net assets of $21,305,405 and 1,097,049 shares
                            of beneficial interest outstanding .................................                $      19.42
                                                                                                                ============
                   Class B--Based on net assets of $35,525,101 and 1,857,703 shares
                            of beneficial interest outstanding .................................                $      19.12
                                                                                                                ============
                   Class C--Based on net assets of $9,049,722 and 479,202 shares
                            of beneficial interest outstanding .................................                $      18.88
                                                                                                                ============
                   Class D--Based on net assets of $59,219,859 and 3,061,008 shares
                            of beneficial interest outstanding .................................                $      19.35
                                                                                                                ============
============================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

Statement of Operations for the Year Ended July 31, 2001

Investment            Dividends (net of $21,671 foreign withholding tax) ............                      $    944,851
Income:               Interest and discount earned ..................................                           436,624
                      Other .........................................................                             1,085
                                                                                                           ------------
                      Total income ..................................................                         1,382,560
                                                                                                           ------------
=======================================================================================================================
Expenses:             Investment advisory fees ......................................   $  673,799
                      Account maintenance & distribution fees--Class B ..............      293,346
                      Account maintenance fees--Class D .............................      152,115
                      Professional fees .............................................      106,961
                      Transfer agent fees--Class D ..................................      100,370
                      Accounting services ...........................................       65,717
                      Registration fees .............................................       58,061
                      Transfer agent fees--Class B ..................................       57,802
                      Printing and shareholder reports ..............................       57,700
                      Trustees' fees and expenses ...................................       57,024
                      Account maintenance & distribution fees--Class C ..............       47,758
                      Custodian fees ................................................       41,998
                      Transfer agent fees--Class A ..................................       28,900
                      Transfer agent fees--Class C ..................................        9,709
                      Pricing fees ..................................................        2,611
                      Other .........................................................       13,616
                                                                                        ----------
                      Total expenses ................................................                         1,767,487
                                                                                                           ------------
                      Investment loss--net ..........................................                          (384,927)
                                                                                                           ------------
=======================================================================================================================
Realized &            Realized gain (loss) on:
Unrealized Gain         Investments--net ............................................    8,573,553
(Loss) on               Foreign currency transactions--net ..........................       (3,742)           8,569,811
Investments &                                                                           ----------
Foreign Currency      Change in unrealized appreciation on:
Transactions--Net:      Investments--net ............................................      419,724
                        Foreign currency transactions--net ..........................          221              419,945
                                                                                        ----------         ------------
                      Net Increase in Net Assets Resulting from Operations ..........                      $  8,604,829
                                                                                                           ============
=======================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                           July 31,
                                                                                                 ---------------------------
Increase (Decrease) in Net Assets:                                                                   2001           2000
============================================================================================================================
Operations:           Investment loss--net ...................................................   $   (384,927)  $   (192,235)
                      Realized gain on investments and foreign currency transactions--net ....      8,569,811        159,729
                      Change in unrealized appreciation on investments and foreign currency
                      transactions--net ......................................................        419,945      7,108,449
                                                                                                 ------------   ------------
                      Net increase in net assets resulting from operations ...................      8,604,829      7,075,943
                                                                                                 ------------   ------------
============================================================================================================================
Dividends to          In excess of investment income--net:
Shareholders:         Class A ................................................................             --        (23,800)
                      Class D ................................................................             --        (64,246)
                                                                                                 ------------   ------------
                      Net decrease in net assets resulting from dividends to shareholders ....             --        (88,046)
                                                                                                 ------------   ------------
============================================================================================================================
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial
Transactions:         interest transactions ..................................................     30,024,731     (9,842,462)
                                                                                                 ------------   ------------
============================================================================================================================
Net Assets:           Total increase (decrease) in net assets ................................     38,629,560     (2,854,565)
                      Beginning of year ......................................................     86,470,527     89,325,092
                                                                                                 ------------   ------------
                      End of year* ...........................................................   $125,100,087   $ 86,470,527
                                                                                                 ============   ============
============================================================================================================================
                     *Accumulated investment loss--net .......................................   $         --   $     (2,084)
                                                                                                 ============   ============
============================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived            --------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                     --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2001        2000        1999        1998        1997
============================================================================================================================-
Per Share           Net asset value, beginning of year ...........   $  17.02    $  15.52    $  12.93    $  19.90    $  17.27
Operating                                                            --------    --------    --------    --------    --------
Performance:        Investment income--net+ ......................        .02         .03         .10         .13         .14
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ............................       2.38        1.51        2.75       (5.00)       2.91
                                                                     --------    --------    --------    --------    --------
                    Total from investment operations .............       2.40        1.54        2.85       (4.87)       3.05
                                                                     --------    --------    --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................         --          --        (.17)       (.10)       (.23)
                      In excess of investment income--net ........         --        (.04)       (.01)         --          --
                      Realized gain on investments--net ..........         --          --          --       (1.35)       (.19)
                      In excess of realized gain on
                      investments--net ...........................         --          --        (.08)       (.65)         --
                                                                     --------    --------    --------    --------    --------
                    Total dividends and distributions ............         --        (.04)       (.26)      (2.10)       (.42)
                                                                     --------    --------    --------    --------    --------
                    Net asset value, end of year .................   $  19.42    $  17.02    $  15.52    $  12.93    $  19.90
                                                                     ========    ========    ========    ========    ========
============================================================================================================================-
Total Investment    Based on net asset value per share ...........     14.10%       9.98%      22.91%     (27.00%)     17.95%
Return:*                                                             ========    ========    ========    ========    ========
============================================================================================================================-
Ratios to Average   Expenses .....................................      1.13%       1.16%       1.28%       1.07%       1.01%
Net Assets:                                                          ========    ========    ========    ========    ========
                    Investment income--net .......................       .09%        .20%        .75%        .79%        .76%
                                                                     ========    ========    ========    ========    ========
============================================================================================================================-
Supplemental        Net assets, end of year (in thousands) .......   $ 21,305    $ 13,100    $  9,138    $  9,082    $ 18,504
Data:                                                                ========    ========    ========    ========    ========
                    Portfolio turnover ...........................     40.08%      51.36%      50.48%      21.04%      24.23%
                                                                     ========    ========    ========    ========    ========
============================================================================================================================-

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios have been derived            --------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                     --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2001        2000        1999        1998        1997
=============================================================================================================================

Per Share           Net asset value, beginning of year ...........   $  16.93    $  15.56    $  12.79    $  19.80    $  17.16
Operating                                                            --------    --------    --------    --------    --------
Performance:        Investment loss--net+ ........................       (.19)       (.14)       (.04)       (.05)       (.05)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ............................       2.38        1.51        2.81       (4.96)       2.90
                                                                     --------    --------    --------    --------    --------
                    Total from investment operations .............       2.19        1.37        2.77       (5.01)       2.85
                                                                     --------    --------    --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................         --          --          --          --        (.02)
                      Realized gain on investments--net ..........         --          --          --       (1.35)       (.19)
                      In excess of realized gain on
                      investments--net ...........................         --          --          --        (.65)         --
                                                                     --------    --------    --------    --------    --------
                    Total dividends and distributions ............         --          --          --       (2.00)       (.21)
                                                                     --------    --------    --------    --------    --------
                    Net asset value, end of year .................   $  19.12    $  16.93    $  15.56    $  12.79    $  19.80
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================
Total Investment    Based on net asset value per share ...........     12.94%       8.80%      21.66%     (27.76%)     16.72%
Return:*                                                             ========    ========    ========    ========    ========
=============================================================================================================================
Ratios to Average   Expenses .....................................      2.16%       2.21%       2.35%       2.11%       2.04%
Net Assets:                                                          ========    ========    ========    ========    ========
                    Investment loss--net .........................      (.93%)      (.85%)      (.28%)      (.29%)      (.29%)
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================
Supplemental        Net assets, end of year (in thousands) .......   $ 35,525    $ 19,223    $ 21,450    $ 29,794    $ 77,386
Data:                                                                ========    ========    ========    ========    ========
                    Portfolio turnover ...........................     40.08%      51.36%      50.48%      21.04%      24.23%
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

Financial Highlights (continued)

                                                                                             Class C
The following per share data and ratios have been derived            --------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                     --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2001        2000        1999        1998        1997
=============================================================================================================================
Per Share           Net asset value, beginning of year ...........   $  16.72    $  15.36    $  12.67    $  19.64    $  17.08
Operating                                                            --------    --------    --------    --------    --------
Performance:        Investment loss--net+ ........................       (.19)       (.14)       (.04)       (.04)       (.06)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net ............................       2.35        1.50        2.77       (4.93)       2.90
                                                                     --------    --------    --------    --------    --------
                    Total from investment operations .............       2.16        1.36        2.73       (4.97)       2.84
                                                                     --------    --------    --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................         --          --          --          --        (.09)
                      Realized gain on investments--net ..........         --          --          --       (1.35)       (.19)
                      In excess of realized gain on
                      investments--net ...........................         --          --        (.04)       (.65)         --
                                                                     --------    --------    --------    --------    --------
                    Total dividends and distributions ............         --          --        (.04)      (2.00)       (.28)
                                                                     --------    --------    --------    --------    --------
                    Net asset value, end of year .................   $  18.88    $  16.72    $  15.36    $  12.67    $  19.64
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================
Total Investment    Based on net asset value per share ...........     12.92%       8.85%      21.68%     (27.78%)     16.77%
Return:*                                                             ========    ========    ========    ========    ========
=============================================================================================================================
Ratios to Average   Expenses .....................................      2.17%       2.21%       2.33%       2.12%       2.06%
Net Assets:                                                          ========    ========    ========    ========    ========
                    Investment loss--net .........................      (.99%)      (.86%)      (.33%)      (.29%)      (.33%)
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================
Supplemental        Net assets, end of year (in thousands) .......   $  9,050    $  1,782    $  2,039    $  1,461    $  2,680
Data:                                                                ========    ========    ========    ========    ========
                    Portfolio turnover ...........................     40.08%      51.36%      50.48%      21.04%      24.23%
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                             Class D
The following per share data and ratios have been derived            --------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                     --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2001        2000        1999        1998        1997
=============================================================================================================================
Per Share           Net asset value, beginning of year ...........   $  17.00    $  15.51    $  12.89    $  19.83    $  17.21
Operating                                                            --------    --------    --------    --------    --------
Performance:        Investment income (loss)--net+ ...............       (.03)       (.01)        .06         .09         .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ............................       2.38        1.52        2.77       (4.99)       2.91
                                                                     --------    --------    --------    --------    --------
                    Total from investment operations .............       2.35        1.51        2.83       (4.90)       3.00
                                                                     --------    --------    --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................         --          --        (.12)       (.04)       (.19)
                      In excess of investment income--net ........         --        (.02)       (.01)         --          --
                      Realized gain on investments--net ..........         --          --          --       (1.35)       (.19)
                      In excess of realized gain on
                      investments--net ...........................         --          --        (.08)       (.65)         --
                                                                     --------    --------    --------    --------    --------
                    Total dividends and distributions ............         --        (.02)       (.21)      (2.04)       (.38)
                                                                     --------    --------    --------    --------    --------
                    Net asset value, end of year .................   $  19.35    $  17.00    $  15.51    $  12.89    $  19.83
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================
Total Investment    Based on net asset value per share ...........     13.82%       9.75%      22.56%     (27.15%)     17.66%
Return:*                                                             ========    ========    ========    ========    ========
=============================================================================================================================
Ratios to Average   Expenses .....................................      1.37%       1.42%       1.54%       1.32%       1.26%
Net Assets:                                                          ========    ========    ========    ========    ========
                    Investment income (loss)--net ................      (.13%)      (.05%)       .50%        .55%        .51%
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================
Supplemental        Net assets, end of year (in thousands) .......   $ 59,220    $ 52,366    $ 56,698    $ 60,220    $107,403
Data:                                                                ========    ========    ========    ========    ========
                    Portfolio turnover ...........................     40.08%      51.36%      50.48%      21.04%      24.23%
                                                                     ========    ========    ========    ========    ========
=============================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") (formerly Merrill Lynch Global Resources Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at

Merrill Lynch Natural Resources Trust                              July 31, 2001

the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of July 31, 2001, no debt securities were held by the Trust.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of investment income and distributions in excess of realized capital gains are due primarily to deferring tax treatments for post-October losses.

(i) Security Loans--The Trust receives compensation in the form of fees, or it remains a portion of the interest on the investment of any cash received as collateral. The Trust also continues to receive interest of dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,742 have been reclassified between accumulated net investment loss and accumulated distributions in excess of net realized capital gains and $390,753 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B .....................................        .25%                .75%
Class C .....................................        .25%                .75%
Class D .....................................        .25%                 --
--------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                              July 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A .....................................               $   23      $    500
Class D .....................................               $9,598      $150,020
--------------------------------------------------------------------------------

For the year ended July 31, 2001, MLPF&S received contingent deferred sales charges of $59,820 and $6,037 relating to transactions in Class B and C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $924 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $24,107 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly- owned subsidiary of ML & Co., is the Trust's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Trust at its cost and the Trust reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Trust. The Trust reimburses MLIM at its cost for such services. For the year ended July 31, 2001, the Trust reimbursed MLIM an aggregate of $21,200 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Trust. The Trust pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $58,243,839 and $41,150,723, respectively.

Net realized gains (losses) for the year ended July 31, 2001 and net unrealized gains (losses) as of July 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................        $8,573,553       $13,007,013
Foreign currency transactions ............            (3,742)             (160)
                                                  ----------       -----------
Total ....................................        $8,569,811       $13,006,853
                                                  ==========       ===========
-------------------------------------------------------------------------------

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $12,922,815, of which $19,597,916 related to appreciated securities and $6,675,101 related to depreciated securities. At July 31, 2001, the aggregate cost of investments for Federal income tax purposes was $112,040,630.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $30,024,731 and $(9,842,462) for the years ended July 31, 2001 and July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................          1,232,306      $ 25,368,639
Shares redeemed ..........................           (905,044)      (18,225,484)
                                                    ---------      ------------
Net increase .............................            327,262      $  7,143,155
                                                    =========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2000                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................            805,556      $ 13,068,358
Shares issued to shareholders
in reinvestment of dividends .............              1,475            20,889
                                                    ---------      ------------
Total issued .............................            807,031        13,089,247
Shares redeemed ..........................           (626,145)      (10,317,455)
                                                    ---------      ------------
Net increase .............................            180,886      $  2,771,792
                                                    =========      ============
--------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                              July 31, 2001

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................          1,247,071      $ 25,634,592
Automatic conversion
of shares ................................           (112,290)       (2,275,134)
Shares redeemed ..........................           (412,483)       (8,217,308)
                                                    ---------      ------------
Net increase .............................            722,298      $ 15,142,150
                                                    =========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2000                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................            378,695      $  6,296,891
Automatic conversion
of shares ................................           (139,160)       (2,259,044)
Shares redeemed ..........................           (483,004)       (7,621,936)
                                                    ---------      ------------
Net decrease .............................           (243,469)     $ (3,584,089)
                                                    =========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................            481,073      $  9,955,147
Shares redeemed ..........................           (108,449)       (2,103,202)
                                                    ---------      ------------
Net increase .............................            372,624      $  7,851,945
                                                    =========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2000                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................             77,315      $  1,280,234
Shares redeemed ..........................           (103,472)       (1,621,178)
                                                    ---------      ------------
Net decrease .............................            (26,157)     $   (340,944)
                                                    =========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................            315,478      $  6,593,593
Automatic conversion
of shares ................................            111,374         2,275,134
                                                    ---------      ------------
Total issued .............................            426,852         8,868,727
Shares redeemed ..........................           (447,067)       (8,981,246)
                                                    ---------      ------------
Net decrease .............................            (20,215)     $   (112,519)
                                                    =========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2000                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..............................            259,754      $  4,274,364
Automatic conversion
of shares ................................            139,039         2,259,044
Shares issued to shareholders
in reinvestment of dividends .............              3,227            45,733
                                                    ---------      ------------
Total issued .............................            402,020         6,579,141
Shares redeemed ..........................           (976,017)      (15,268,362)
                                                    ---------      ------------
Net decrease .............................           (573,997)     $ (8,689,221)
                                                    =========      ============
--------------------------------------------------------------------------------

5. Security Loans:

At July 31, 2001, the Trust held collateral having an aggregate value of approximately $1,229,000 for portfolio securities loaned having a market value of approximately $1,175,000.

6. Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the year ended July 31, 2001.

7. Capital Loss Carryforward:

At July 31, 2001, the Trust had a net capital loss carryforward of approximately $10,919,000, of which $1,399,000 expires in 2007 and $9,520,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Natural Resources Trust                              July 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Natural Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Natural Resources Trust (formerly Merrill Lynch Global Resources Trust) as of July 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Natural Resources Trust as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 10, 2001

Merrill Lynch Natural Resources Trust                              July 31, 2001

PORTFOLIO INFORMATION (unaudited)

As of July 31, 2001

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets

Chevron Corporation .................................................    3.2%
Murphy Oil Corporation ..............................................    3.1
Weatherford International, Inc. .....................................    2.5
Canadian Hunter Exploration Ltd. ....................................    2.4
Exxon Mobil Corporation .............................................    2.4
EOG Resources, Inc. .................................................    2.2
PanCanadian Petroleum Ltd. ..........................................    2.1
Devon Energy Corporation ............................................    2.1
Kerr-McGee Corporation ..............................................    2.0
Amerada Hess Corporation ............................................    1.9

                                                                      Percent of
Geographic Allocation                                                 Net Assets

United States .......................................................   62.1%
Canada ..............................................................   17.9
France ..............................................................    1.6
Australia ...........................................................    1.5
Italy ...............................................................    1.0
Indonesia ...........................................................    0.9
South Africa ........................................................    0.9
Hong Kong ...........................................................    0.6
Norway ..............................................................    0.6

Merrill Lynch Natural Resources Trust                              July 31, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Robert C. Doll, Jr., Senior Vice President
Robert M. Shearer, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011

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